 Exhibit 99.1

NEWS RELEASE

NOVAGOLD REPORTS HIGH-GRADE DRILL RESULTS AND RECEIVES POSITIVE DECISION FROM ALASKA SUPREME COURT

Final Assay Results Yield Additional High-Grade Gold Intercepts: The 2025 Donlin Gold drill program delivered high-grade intercepts, across multiple zones, including standout intervals up to 26.22 g/t gold, further supporting its place as one of the largest and highest-quality gold projects globally.

Alaska Supreme Court Upholds Key State Permits: The Court affirmed Donlin Gold’s water rights for the mine and State Right-Of-Way (“State ROW”) lease for its proposed natural gas pipeline, validating the State of Alaska’s rigorous review and enabling the project to move forward responsibly.

Federal Permits in Hand with Acceptance in the Fixing America’s Surface Transportation Act (FAST-41): The FAST-41 enhances transparency, accountability, and predictability in Donlin Gold’s supplemental federal permitting process.

November 25, 2025 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) is pleased to announce the final assay results from the 2025 Donlin Gold drill program, marking a significant milestone in the advancement of what is anticipated to be America’s largest gold mine. Additionally, NOVAGOLD achieved two significant permitting milestones with the acceptance of Donlin Gold into the Federal Permitting Improvement Steering Council’s FAST-41 program — an important step to ensure a transparent, accountable, and predictable process for conducting the supplemental environmental analysis requested by the U.S. District Court for the District of Alaska and a favorable ruling from the Alaska Supreme Court affirming both the project’s water rights and the Department of Natural Resources’ approval of the State ROW lease for the proposed 316-mile natural gas pipeline.

“To date, the drilling at Donlin has yielded terrific results,” said Greg Lang, NOVAGOLD’s President and CEO. “The 2025 drill program continues to exceed expectations and provide key data points for the Bankable Feasibility Study (BFS), which is expected to commence by the first quarter of 2026. With consistent high-grade intercepts, acceptance into the FAST-41 program, and a decisive legal win in Alaska, Donlin Gold is advancing with remarkable determination. These milestones not only validate the extraordinary quality of the asset and demonstrate the strength of our team, but also provide the momentum needed to support the next phase of development. The progress we have made — both technically and on the permitting front — positions Donlin Gold as a standout project in the global gold sector.”

Most Recent Drill Program Solidifies Donlin Gold’s Path to BFS

The 2025 Donlin Gold drill program was expanded to support the updated resource model and advance the BFS, reinforcing the project’s long-term development strategy. Work centered on three key areas: grid drilling to refine mine-planning inputs; in-pit exploration drilling to strengthen geological modelling and resource conversion; and geotechnical drilling, including pit wall and material site assessments for the planned access road — all essential to the BFS.

Supported by a team of about 80 locally hired staff and external contractors, the 2025 drill program intersected multiple zones of high-grade gold mineralization. The findings contribute vital inputs for engineering work, mine planning, and resource modelling — marking an important milestone on the Company’s path to a BFS.

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The top five intervals from the final set of 2025 assays include:

DC25-2262 intersected 41.09 m grading 3.06 g/t gold starting at 387.96 m drilled depth. The true width of mineralization across this interval is estimated to be 35.87 m. [1]

DC25-2262 intersected 21.03 m grading 4.51 g/t gold starting at 354.09 m drilled depth. The true width of mineralization across this interval is estimated to be 18.16 m.

DC25-2275 intersected 4.38 m grading 26.22 g/t gold starting at 165.95 m drilled depth. The true width of mineralization across this interval is estimated to be 3.15 m.

DC25-2263 intersected 27.43 m grading 4.14 gold starting at 381.17 m drilled depth. The true width of mineralization across this interval is estimated to be 17.72 m.

DC25-2267 intersected 13.89 m grading 7.08 g/t gold starting at 442.67 m drilled depth. The true width of mineralization across this interval is estimated to be 12.87 m.

Figure 1 Donlin Gold Drill Hole Collar Locations

The figure shows the drill hole collar locations of the 2025 program. The drill hole orientations, depths and significant intervals are shown at the end of this release in Tables 1 and 2 of the Appendix.

EAST ACMA GRID
DC25-2272
DC25-2269
DC25-2270
DC25-2273
DC25-2268
DC25-2274
DC25-2271
DC25-2267
DC25-2265
DC25-2276
DC25-2263
DC25-2261
DC25-2258
DC25-2279
DC25-2260
DC25-2259
DC25-2262
DC25-2257
DC25-2255
DC25-2252
DC25-2264
DC25-2254
DC25-2266
DC25-2277
DC25-2278
EAST ACMA GRID
DC25-2275
DC25-2256
DC25-2253
2025 Drill Hole Map
East ACMA Grid
In-Pit Exploration
Geotech

1 True width of intercepts has been estimated based on the latest geological model and it is subject to refinement as additional data becomes available. Except where specifically disclosed, the true width of intercepts is unknown at this stage.

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The program included 19 infill holes in the previously drilled East ACMA grid (2021) totaling 5,079 meters, aimed at verifying short scale continuity of mineralization and improving resource confidence and key inputs for mine planning.

In-pit exploration comprised 24 holes totaling 10,370 meters, targeting areas of the pit containing Inferred Resources with the potential to be converted to Indicated Resources.

Geotechnical drilling comprised four holes totaling 2,607 meters for pit wall stability analysis and mine design, and an additional 26 holes totaling 399 meters of drilling on the material sites for construction of the access road from the Jungjuk port on the Kuskokwim River to Donlin Gold. All drilling was conducted using core methods to ensure precision and high-quality geological data.

Federal FAST-41 Designation

On October 27, 2025, Donlin Gold was formally accepted into the FAST-41 program, a federal initiative that enhances transparency, accountability, and predictability in the federal permitting process. Established in 2015, FAST-41 ensures that permitting timelines are clearly defined, publicly available and coordinated among federal agencies, while maintaining every existing environmental safeguard and regulatory requirement. This designation is expected to result in a more efficient permitting timeline and reflects the strategic importance of Donlin Gold as a responsible and key economic development project in Alaska.

“We’re grateful to the Permitting Council for including Donlin Gold in the FAST-41 program,” said Todd Dahlman, Donlin Gold’s General Manager. “This milestone brings us one step closer to responsibly advancing the project through this improved federal coordination program, with its predictable permitting timelines and improved public transparency.”

As part of the acceptance, Donlin Gold is now listed on the Federal Permitting Dashboard in connection with the project’s Supplemental Environmental Impact Statement (SEIS). In 2025, the U.S. Alaska District Court directed the U.S. Army Corps of Engineers (USACE) and the Bureau of Land Management (BLM) to supplement the current Environmental Impact Statement with an analysis of a larger theoretical tailings dam release, while leaving Donlin Gold’s federal permits in place. As part of the ongoing federal review, the USACE, in consultation with BLM, will lead the SEIS process to conduct this analysis. This transparent, science-based review is designed to provide both the public and decision-makers with complete and accurate information. While most projects that are accepted in FAST-41 program are at the initial stages of permitting, Donlin Gold has been deeply engaged in permitting for over a decade and has received most of its state and federal permits. Donlin’s inclusion in the FAST-41 program is focused on ensuring a transparent, accountable, and predictable process for the federal agencies’ supplemental environmental analysis requested by the Court.

Alaska Supreme Court Decision

On November 14, 2025, Donlin Gold welcomed the Alaska Supreme Court’s decision affirming both the project’s water rights permits for the mine and the Department of Natural Resources’ approval of the State’s ROW for the state-owned lands portion of the proposed 316-mile natural gas pipeline. The ruling validates the State of Alaska’s thorough review process and reinforces that the project can move forward in a manner that safeguards the lands, waters, and communities of the Yukon-Kuskokwim and southcentral regions.

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We continue to support the State of Alaska in defending the Department of Environmental Conservation’s (ADEC) Clean Water Act Section 401 Water Quality Certification (“401 Certification”), which is the only remaining challenge to Donlin Gold’s permits in state court. On May 6, 2025, the Alaska Superior Court upheld ADEC’s issuance of the 401 Certification. Earthjustice filed an appeal in the Alaska Supreme Court and filed their opening brief on September 16, 2025. Donlin Gold’s and the State of Alaska’s briefs are due before year-end.

Bankable Feasibility Study Update

The Request for Proposals for the BFS work was issued in the third quarter to engineering firms with the expertise to deliver a project of this scale. Proposals were received last month, and Donlin Gold remains on track to select a top-tier engineering firm to lead the BFS in the coming months. The comprehensive data generated from this year’s drill program will further strengthen the foundation to be used for mine planning, engineering, and resource modelling.

Alaska’s Regional Energy Synergies

As evidenced by the recent announcement in Washington, D.C. of a strategic alliance between Glenfarne Alaska LNG, LLC (“Glenfarne”) and Baker Hughes to advance the Alaska LNG Project, there’s growing momentum for development of Alaska’s energy infrastructure. 2 These developments will strengthen Alaska’s energy independence and offers potential long-term benefits that would improve access to locally sourced, affordable fuel for energy for Donlin.

QA/QC Procedures

The QA/QC procedures for the 2025 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 98% core recovery was achieved during the 2025 drill program. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on one- to two-meter lengths. Sampled half-core was crushed and pulverized in Bureau Veritas’ sample preparation facilities in Fairbanks, Alaska. Pulps were sent to Bureau Veritas’ lab in Vancouver, British Columbia for gold assays and multi-element analysis. The pulps were then sent to an ALS Limited lab in Vancouver, British Columbia for CNL/LECO analysis. Quality control samples were inserted (standards at 5% of primary samples, blanks at 5% of primary samples and duplicates at 2.5% of primary samples) into each batch of samples. The review of the quality control samples did not indicate any bias or error. Out of bounds quality control samples were handled with appropriate reruns and investigations. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this release.

Downhole directional surveys were completed on all reported holes by Boart Longyear drill operators, and collar surveys were completed by Donlin Gold staff under the supervision of Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold and NOVAGOLD.

2 See media release dated November 10, 2025, titled “Glenfarne, Baker Hughes Announce Definitive Agreements to Advance Alaska LNG”

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Scientific and Technical Information

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”)and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “S-K 1300 Technical Report Summary”). The Company has retained Wood to prepare interim updates to these technical reports by the first quarter of 2026, which will satisfy regulatory requirements while the BFS is in progress.

Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the 2021 Technical Report, and each is an independent Qualified Person as defined by NI 43-101 and S-K 1300.

Paul Chilson, P.E., Manager of Mine Engineering for NOVAGOLD and a Qualified Person under NI 43-101 and S-K 1300, has approved the scientific and technical information related to the 2025 Donlin Gold project drill programs, the 2021 Technical Report and the S-K 1300 Technical Report Summary contained in this media release and has verified the data disclosed regarding the 2025 Donlin Gold project drill programs. To verify the information related to the drilling programs, he has visited the property in the past year; discussed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the Measured and Indicated Mineral Resource categories (541 million tonnes at an average grade of approximately 2.24 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)3, inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2021 Technical Report and the S-K 1300 Technical Report Summary, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis once in production.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

3 Donlin Gold data as per the 2021 Technical Report and the S-K 1300 Technical Report Summary dated November 30, 2021. Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 5 Mt of Measured Resources and approximately 320 Mt of Indicated Resources inclusive of Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 0.9 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 42 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 5 Mt of Proven Reserves and approximately 298 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements contained in this media release are based on a number of material assumptions, including but not limited to the following, which could prove to be significantly incorrect: our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2021 Technical Report and the S-K 1300 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; our ability to improve our ESG initiatives and goals; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the anticipated use and benefits of the results of the 2025 Donlin Gold drill program; plans for and the estimated timing of the Donlin Gold BFS; our goals and planned activities for 2025; the potential development and construction of the Donlin Gold project; the timing and ability for the Donlin Gold project to hit critical milestones; Donlin Gold’s continued support for the state and federal permitting process and the expected benefits of the FAST-41 program; expected alignment with the Alaska LNG Project; the ability for the Donlin Gold development project to hit the anticipated projections; perceived merit of properties; mineral reserve and mineral resource estimates; plans to continue to advance the Donlin Gold project safely, responsibly and to sustainably generate value for our stakeholders; continued cooperation between the owners of Donlin Gold LLC to advance the project; the Company’s ability to deliver on its strategy with the Donlin Gold project, increasing the value of the project; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; the anticipated outcome of exploration drilling at the Donlin Gold project and the timing thereof; and the completion of test work and modeling and the timing thereof, including expected production and mine life. In addition, any statement that refers to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole ID	Azimuth (°)	Inclination (°)	Depth (m)
DC25-2231	333	62	252.14
DC25-2232	335	60	263.22
DC25-2234	332	62	247.16
DC25-2235	333	62	248.68
DC25-2236	332	61	239.32
DC25-2237	332	61	250.40
DC25-2238	332	59	230.05
DC25-2239	334	56	239.09
DC25-2241	333	59	88.25
DC25-2242	332	61	246.88
DC25-2243	333	60	254.57
DC25-2244	334	60	260.13
DC25-2245	333	61	248.30
DC25-2246	333	62	251.14
DC25-2247	334	59	236.65
DC25-2248	332	61	239.13
DC25-2249	333	61	236.88
DC25-2250	335	56	550.39
DC25-2251	330	62	244.48
DC25-2252	318	62	427.32
DC25-2253	333	71	521.51
DC25-2254	312	60	424.80
DC25-2255	313	70	423.98
DC25-2256	332	76	548.84
DC25-2257	315	75	437.13
DC25-2258	308	60	538.04
DC25-2259	318	74	462.47
DC25-2260	313	71	427.84
DC25-2261	307	61	594.56
DC25-2262	316	69	440.75
DC25-2263	304	71	416.34
DC25-2264	317	73	457.77
DC25-2265	310	65	548.35
DC25-2266	314	68	496.09
DC25-2267	312	64	498.46
DC25-2268	300	66	226.99
DC25-2269	318	64	368.20
DC25-2270	304	61	168.76
DC25-2271	305	60	546.62

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Hole ID	Azimuth (°)	Inclination (°)	Depth (m)
DC25-2272	314	70	137.38
DC25-2273	316	64	325.20
DC25-2274	303	57	257.70
DC25-2275	214	59	656.68
DC25-2276	314	74	479.13
DC25-2277	224	53	643.01
DC25-2278	214	55	649.58
DC25-2279	236	67	646.20

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

TABLE 2

2025 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC25-2231	ACMA	26.06	35.30	9.24	2.12	Reported 9/8
DC25-2231		97.88	103.99	6.11	5.12	Reported 9/8
DC25-2231		118.60	145.69	27.09	3.21	Reported 9/8
DC25-2231		155.87	181.71	25.84	3.88	Reported 9/8
DC25-2231		197.01	213.07	16.06	3.87	Reported 9/8
DC25-2231		TOTAL		84.34	3.56
DC25-2232	ACMA	73.52	78.73	5.21	5.63	Reported 9/8
DC25-2232		138.99	149.70	10.71	4.61	Reported 9/8
DC25-2232		154.22	164.50	10.28	2.01	Reported 9/8
DC25-2232		179.90	199.36	19.46	6.80	Reported 9/8
Including		189.62	197.44	7.82	11.62	Reported 9/8
DC25-2232		203.83	207.46	3.63	1.43	Reported 9/8
DC25-2232		239.67	243.43	3.76	1.71	Reported 9/8
DC25-2232		247.70	252.93	5.23	5.91	Reported 9/8
DC25-2232		TOTAL		58.28	4.70
DC25-2234	ACMA	70.46	77.90	7.44	4.75	Reported 9/8
DC25-2234		117.13	120.45	3.32	6.05	Reported 9/8
DC25-2234		132.09	166.60	34.51	5.14	Reported 9/8
Including		144.85	148.93	4.08	10.18	Reported 9/8
DC25-2234		180.92	184.33	3.41	2.36	Reported 9/8
DC25-2234		232.05	241.86	9.81	4.15	Reported 9/8
DC25-2234		TOTAL		58.49	4.82
DC25-2235	ACMA	17.05	21.13	4.08	2.20	Reported 9/8
DC25-2235		97.47	105.96	8.49	1.60	Reported 9/8

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC25-2235		116.13	143.05	26.92	3.22	Reported 9/8
DC25-2235		148.65	162.44	13.79	2.21	Reported 9/8
DC25-2235		167.23	173.43	6.20	4.78	Reported 9/8
DC25-2235		192.27	220.88	28.61	2.72	Reported 9/8
DC25-2235		TOTAL		88.09	2.81
DC25-2236	ACMA	93.34	96.55	3.21	9.19	Reported 9/8
DC25-2236		108.62	134.57	25.95	2.57	Reported 9/8
DC25-2236		149.38	153.87	4.49	10.44	Reported 9/8
DC25-2236		200.95	208.70	7.75	2.62	Reported 9/8
DC25-2236		TOTAL		41.40	3.95
DC25-2237	ACMA	30.19	55.51	25.32	4.18	Reported 9/8
DC25-2237		67.95	74.55	6.60	3.31	Reported 9/8
DC25-2237		105.44	114.30	8.86	3.63	Reported 9/8
DC25-2237		125.50	153.60	28.10	4.56	Reported 9/8
DC25-2237		194.66	198.60	3.94	3.74	Reported 9/8
DC25-2237		218.69	228.12	9.43	1.64	Reported 9/8
DC25-2237		TOTAL		82.25	3.87
DC25-2238	ACMA	110.07	114.00	3.93	2.85	Reported 9/8
DC25-2238		123.18	126.98	3.80	2.50	Reported 9/8
DC25-2238		132.45	139.14	6.69	2.12	Reported 9/8
DC25-2238		177.32	187.60	10.28	2.77	Reported 9/8
DC25-2238		TOTAL		24.70	2.56
DC25-2239	ACMA	33.72	44.72	11.00	5.33	Reported 9/8
DC25-2239		116.38	147.47	31.09	5.05	Reported 9/8
DC25-2239		158.63	161.83	3.20	1.19	Reported 9/8
DC25-2239		172.49	179.74	7.25	3.56	Reported 9/8
DC25-2239		200.04	209.18	9.14	3.84	Reported 9/8
DC25-2239		215.20	243.54	28.34	1.29	Reported 9/8
DC25-2239		TOTAL		90.02	3.52
DC25-2241	ACMA	29.67	33.96	4.29	5.22	Reported 9/8
DC25-2241		114.64	143.70	29.06	6.13	Reported 9/8
Including		136.40	142.39	5.99	21.33	Reported 9/8
DC25-2241		150.60	154.24	3.64	10.79	Reported 9/8
DC25-2241		160.28	175.59	15.31	3.81	Reported 9/8
DC25-2241		193.41	220.46	27.05	2.30	Reported 9/8
DC25-2241		TOTAL		79.35	4.54

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC25-2242	ACMA	23.50	41.29	17.79	3.80	Reported 9/8
DC25-2242		46.29	61.36	15.07	4.84	Reported 9/8
DC25-2242		97.60	108.51	10.91	6.38	Reported 9/8
DC25-2242		128.23	136.46	8.23	2.61	Reported 9/8
DC25-2242		229.96	239.71	9.75	1.76	Reported 9/8
DC25-2242		TOTAL		61.75	4.03
DC25-2243	ACMA	93.60	108.26	14.66	3.80	Reported 9/8
DC25-2243		125.70	136.95	11.25	2.10	Reported 9/8
DC25-2243		147.79	158.90	11.11	1.66	Reported 9/8
DC25-2243		167.25	172.54	5.29	2.29	Reported 9/8
DC25-2243		187.05	198.17	11.12	1.79	Reported 9/8
DC25-2243		202.45	212.53	10.08	2.93	Reported 9/8
DC25-2243		219.15	228.99	9.84	1.11	Reported 9/8
DC25-2243		TOTAL		73.35	2.32
DC25-2244	ACMA	75.56	80.31	4.75	12.97	Reported 9/8
DC25-2244		111.82	120.96	9.14	2.35	Reported 9/8
DC25-2244		135.83	144.67	8.84	7.99	Reported 9/8
DC25-2244		157.34	161.17	3.83	1.91	Reported 9/8
DC25-2244		191.35	195.09	3.74	7.65	Reported 9/8
DC25-2244		216.09	226.03	9.94	3.25	Reported 9/8
DC25-2244		251.20	262.06	10.86	5.02	Reported 9/8
DC25-2244		TOTAL		51.10	5.41
DC25-2245	ACMA	12.20	27.39	15.19	4.99	Reported 9/8
DC25-2245		99.54	102.56	3.02	4.16	Reported 9/8
DC25-2245		107.23	129.66	22.43	5.35	Reported 9/8
DC25-2245		137.20	144.00	6.80	1.14	Reported 9/8
DC25-2245		152.77	162.52	9.75	2.92	Reported 9/8
DC25-2245		186.03	197.93	11.90	2.65	Reported 9/8
DC25-2245		204.35	211.50	7.15	2.82	Reported 9/8
DC25-2245		TOTAL		76.24	3.89
DC25-2246	ACMA	70.92	81.33	10.41	2.77	Reported 9/8
DC25-2246		131.18	151.15	19.97	4.66	Reported 9/8
DC25-2246		187.45	199.20	11.75	3.78	Reported 9/8
DC25-2246		206.96	211.70	4.74	1.14	Reported 9/8
DC25-2246		TOTAL		46.87	3.67
DC25-2247	ACMA	6.31	12.81	6.50	1.13	Reported 9/8

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC25-2247		87.90	124.85	36.95	5.33	Reported 9/8
Including		89.64	98.91	9.27	11.00	Reported 9/8
DC25-2247		133.21	140.60	7.39	4.41	Reported 9/8
DC25-2247		156.72	161.78	5.06	1.75	Reported 9/8
DC25-2247		177.69	182.00	4.31	1.34	Reported 9/8
DC25-2247		187.32	208.70	21.38	3.21	Reported 9/8
DC25-2247		TOTAL		81.59	3.92
DC25-2248	ACMA	71.75	75.23	3.48	4.47	Reported 9/8
DC25-2248		104.37	117.35	12.98	2.75	Reported 9/8
DC25-2248		126.87	154.86	27.99	3.70	Reported 9/8
DC25-2248		167.50	193.61	26.11	3.39	Reported 9/8
DC25-2248		231.65	241.02	9.37	6.23	Reported 9/8
DC25-2248		TOTAL		79.93	3.77
DC25-2249	ACMA	25.09	31.50	6.41	3.96	Reported 9/8
DC25-2249		95.28	104.67	9.39	2.87	Reported 9/8
DC25-2249		125.57	138.48	12.91	8.08	Reported 9/8
DC25-2249		152.15	171.45	19.30	5.35	Reported 9/8
Including		152.15	159.56	7.41	11.10	Reported 9/8
DC25-2249		187.72	195.46	7.74	3.09	Reported 9/8
DC25-2249		199.97	223.29	23.32	1.06	Reported 9/8
DC25-2249		TOTAL		79.07	3.90
DC25-2250	ACMA	82.70	90.58	7.88	4.12	Reported 9/8
DC25-2250		134.13	159.18	25.05	5.44	Reported 9/8
Including		152.58	156.17	3.59	12.57	Reported 9/8
DC25-2250		168.40	184.94	16.54	1.54	Reported 9/8
DC25-2250		194.30	204.31	10.01	3.82	Reported 9/8
DC25-2250		346.93	355.54	8.61	5.91	Reported 9/8
DC25-2250		379.78	386.36	6.58	2.29	Reported 9/8
DC25-2250		391.73	403.72	11.99	1.81	Reported 9/8
DC25-2250		434.65	439.22	4.57	3.48	Reported 9/8
DC25-2250		501.05	506.75	5.70	3.11	Reported 9/8
DC25-2250		TOTAL		96.93	3.65
DC25-2251	ACMA	21.29	38.40	17.11	4.66	Reported 9/8
DC25-2251		67.18	73.15	5.97	1.31	Reported 9/8
DC25-2251		90.07	102.30	12.23	5.16	Reported 9/8

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC25-2251		116.10	127.05	10.95	3.97	Reported 9/8
DC25-2251		143.29	150.13	6.84	2.60	Reported 9/8
DC25-2251		211.50	218.02	6.52	6.60	Reported 9/8
DC25-2251		TOTAL		59.62	4.28
DC25-2252	Divide	41.25	49.26	8.01	2.39	Reported 9/8
DC25-2252		290.24	296.61	6.37	2.80	Reported 9/8
DC25-2252		305.60	357.50	51.90	3.77	Reported 9/8
DC25-2252		433.05	436.26	3.21	1.11	Reported 9/8
DC25-2252		TOTAL		69.49	3.40
DC25-2253	ACMA	64.42	73.16	8.74	2.58	Reported 9/8
DC25-2253		93.53	96.68	3.15	1.70	Reported 9/8
DC25-2253		177.55	195.05	17.50	2.47	Reported 9/8
DC25-2253		211.23	224.73	13.50	4.25	Reported 9/8
DC25-2253		230.91	244.73	13.82	1.11	Reported 9/8
DC25-2253		293.43	298.67	5.24	3.71	Reported 9/8
DC25-2253		304.91	308.13	3.22	1.73	Reported 9/8
DC25-2253		315.01	321.38	6.37	10.29	Reported 9/8
DC25-2253		330.91	347.24	16.33	6.57	Reported 9/8
Including		340.19	344.71	4.52	14.02	Reported 9/8
DC25-2253		430.70	437.65	6.95	2.24	Reported 9/8
DC25-2253		493.86	499.15	5.29	3.01	Reported 9/8
DC25-2253		TOTAL		100.11	3.73
DC25-2254	Divide	328.64	333.62	4.98	1.60	Reported 9/8
DC25-2254		360.44	368.50	8.06	1.60	Reported 9/8
DC25-2254		TOTAL		13.04	1.60
DC25-2255	Divide	132.28	137.96	5.68	1.96
DC25-2255		233.70	239.30	5.60	7.94
DC25-2255		427.48	432.21	4.73	3.72	Reported 9/8
DC25-2255		TOTAL		16.01	4.57
DC25-2256	ACMA	146.95	155.32	8.37	1.60	Reported 9/8
DC25-2256		193.35	198.77	5.42	1.76	Reported 9/8
DC25-2256		473.30	487.10	13.80	2.28	Reported 9/8
DC25-2256		502.37	516.26	13.89	4.21	Reported 9/8
Including		504.62	507.75	3.13	12.57	Reported 9/8
DC25-2256		541.29	546.04	4.75	7.28	Reported 9/8
DC25-2256		TOTAL		46.23	3.19
DC25-2257	Divide	329.23	338.56	9.33	1.49	Reported 9/8

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC25-2257		393.34	402.46	9.12	8.32	Reported 9/8
DC25-2257		TOTAL		18.45	4.87
DC25-2258	Lewis	106.98	111.89	4.91	2.26	Reported 9/8
DC25-2258		327.14	336.60	9.46	2.04	Reported 9/8
DC25-2258		396.10	399.17	3.07	5.55	Reported 9/8
DC25-2258		525.34	532.69	7.35	23.49	Reported 9/8
DC25-2258		TOTAL		24.79	8.88
DC25-2259	Divide	85.50	94.83	9.33	2.23	Reported 9/8
DC25-2259		321.33	326.89	5.56	4.76
DC25-2259		346.89	355.80	8.91	3.67
DC25-2259		421.97	432.51	10.54	3.01
DC25-2259		TOTAL		34.34	3.25
DC25-2260	Divide	46.94	66.13	19.19	2.50	Reported 9/8
DC25-2260		71.41	88.08	16.67	3.32	Reported 9/8
DC25-2260		109.64	112.93	3.29	2.20	Reported 9/8
DC25-2260		129.00	138.69	9.69	2.45	Reported 9/8
DC25-2260		401.12	405.10	3.98	4.27
DC25-2260		TOTAL		52.82	2.86
DC25-2261	Lewis	279.42	285.13	5.71	3.49
DC25-2261		341.68	349.74	8.06	1.03
DC25-2261		406.91	419.96	13.05	1.41
DC25-2261		472.31	477.19	4.88	3.07
DC25-2261		TOTAL		31.70	1.94
DC25-2262	Divide	354.09	375.12	21.03	4.51
DC25-2262		387.96	429.05	41.09	3.06
DC25-2262		TOTAL		62.12	3.55
DC25-2263	Lewis	277.17	300.00	22.83	2.39
DC25-2263		348.75	363.80	15.05	2.04
DC25-2263		381.17	408.60	27.43	4.14
DC25-2263		TOTAL		65.31	3.04
DC25-2265	Lewis	260.27	265.10	4.83	5.67
DC25-2265		292.48	319.90	27.42	2.33
DC25-2265		381.96	403.97	22.01	1.16
DC25-2265		455.31	458.78	3.47	2.47
DC25-2265		472.85	479.73	6.88	1.31
DC25-2265		524.00	541.34	17.34	2.15

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC25-2265		TOTAL		81.95	2.09
DC25-2266	Divide	469.74	473.52	3.78	9.14
DC25-2266		TOTAL		3.78	9.14
DC25-2267	Lewis	248.14	267.60	19.46	2.63
DC25-2267		285.03	301.75	16.72	4.14
DC25-2267		346.86	365.90	19.04	3.63
DC25-2267		388.33	393.29	4.96	1.49
DC25-2267		401.34	408.49	7.15	3.81
DC25-2267		423.68	436.80	13.12	3.61
DC25-2267		442.67	456.56	13.89	7.08
DC25-2267		TOTAL		94.34	3.92
DC25-2268	Lewis	145.52	151.53	6.01	4.53
DC25-2268		156.40	160.26	3.86	6.97
DC25-2268		217.66	227.89	10.23	2.76
DC25-2268		TOTAL		20.10	4.09
DC25-2269	Lewis	45.73	71.93	26.20	2.60
DC25-2269		250.50	258.72	8.22	4.51
DC25-2269		275.92	283.60	7.68	1.35
DC25-2269		353.94	358.14	4.20	18.30
Including		354.94	358.14	3.20	21.43
DC25-2269		364.84	370.48	5.64	1.87
DC25-2269		TOTAL		51.94	3.91
DC25-2270	Lewis	12.97	17.68	4.71	1.05
DC25-2270		21.90	26.61	4.71	2.70
DC25-2270		142.48	162.30	19.82	2.99
DC25-2270		TOTAL		29.24	2.63
DC25-2271	Lewis	49.83	54.48	4.65	1.02
DC25-2271		328.06	331.17	3.11	2.03
DC25-2271		380.91	401.39	20.48	2.91
DC25-2271		429.23	433.22	3.99	4.74
DC25-2271		438.27	444.50	6.23	3.97
DC25-2271		480.97	502.82	21.85	1.51
DC25-2271		TOTAL		60.31	2.44
DC25-2272	Lewis	45.96	49.53	3.57	6.00
DC25-2272		97.26	101.22	3.96	1.11
DC25-2272		114.80	129.02	14.22	5.18

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
Including		121.62	125.66	4.04	14.09
DC25-2272		134.63	139.48	4.85	2.14
DC25-2272		148.69	158.77	10.08	4.19
DC25-2272		166.91	170.84	3.93	4.04
DC25-2272		178.97	188.69	9.72	2.60
DC25-2272		198.81	201.89	3.08	3.52
DC25-2272		TOTAL		53.41	3.82
DC25-2273	Lewis	42.73	48.39	5.66	5.18
DC25-2273		258.25	264.83	6.58	1.01
DC25-2273		279.57	283.51	3.94	2.81
DC25-2273		TOTAL		16.18	2.91
DC25-2274	Lewis	76.45	95.11	18.66	3.02
DC25-2274		134.57	141.40	6.83	4.70
DC25-2274		TOTAL		25.49	3.47
DC25-2275	ACMA	5.49	8.94	3.45	3.03
DC25-2275		21.07	32.60	11.53	3.31
DC25-2275		56.30	65.00	8.70	4.44
DC25-2275		165.95	170.33	4.38	26.22
Including		166.64	170.33	3.69	30.69
DC25-2275		195.59	200.75	5.16	4.53
DC25-2275		250.02	253.86	3.84	1.75
DC25-2275		352.04	364.62	12.58	1.46
DC25-2275		418.49	435.83	17.34	4.68
DC25-2275		TOTAL		66.98	4.95
DC25-2276	Lewis	275.50	279.71	4.21	6.19
DC25-2276		TOTAL		4.21	6.19
DC25-2278	ACMA	136.28	146.82	10.54	3.76
DC25-2278		153.02	185.57	32.55	1.68
DC25-2278		191.50	194.79	3.29	8.04
DC25-2278		199.73	206.73	7.00	5.15
DC25-2278		TOTAL		53.38	2.94

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization due to drilling at a low angle relative to the interpreted mineralization controls. True width of intercepts has been estimated based on the latest geological model and it is subject to refinement as additional data becomes available. Except where specifically disclosed, the true width of intercepts is unknown at this stage. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Assays from DC25-2231, DC25-2232, DC25-2234 through DC25-2239, and DC25-2041 through DC25-2251 represent holes from the East ACMA grid infill drilling. Assays from DC25-2252 through DC25-2274 and DC25-2276 represent holes from the in-pit exploration drilling. Assays from DC25-2275 and DC25-2277 through DC25-2279 represent holes from the in-pit geotechnical drilling. DC25-2233 was redrilled as DC25-2235 and DC25-2240 was redrilled as DC25-2241, both due to deviation outside of acceptable limits.

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